                                                                  EXHIBIT 10.18

                                SECOND AMENDMENT
                         SERVICES AND SUPPORT AGREEMENT


                  This Second Amendment to Services and Support Agreement (the "Second Amendment") effective as of October 1, 1998, is by and between Coast Dental Services, Inc., a Delaware corporation ("CDS") and Coast Florida P.A., a Florida professional services corporation (the "Dental Practice Entity").

                                R E C I T A L S

                  WHEREAS, CDS and Dental Practice Entity are parties to that certain Services and Support Agreement dated as of October 1, 1996 and first amended on June 1, 1997 (the "Services and Support Agreement"); and

                  WHEREAS, CDS and the Dental Practice Entity are now desirous of modifying the Services and Support Agreement in accordance with the terms of the Second Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to modify, supplement and amend the Services and Support Agreement as follows:

                  1. Recitals. The statements contained in the Recitals of facts set forth above are true and correct and are by this reference made a part of the Second Amendment.

                  2. Service and Support Fee. Exhibit "A" to the Services and Support Agreement is hereby amended to change the S&S Fee to Seventy-four percent (74%).

                  3. Other Provisions. All of the terms and provisions contained in the Services and Support Agreement shall remain in full force and effect unless specifically modified, supplemented or amended by the Second Amendment.

                  IN WITNESS WHEREOF, the parties to the First Amendment have hereunto set their hands and seals on the day and year first above written.

                                    "DENTAL PRACTICE ENTITY"

                                    COAST FLORIDA P.A.



                                    By: /s/ Adam Diasti
                                       ----------------------------------------
                                            Adam Diasti, President

                                    "CDS"

                                    COAST DENTAL SERVICES, INC.



                                    By: /s/ Terek Diasti
                                       ----------------------------------------
                                            Terek Diasti,
                                            Chief Executive Officer

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                                                                  EXHIBIT 10.18

                               THIRD AMENDMENT TO
                         SERVICES AND SUPPORT AGREEMENT

         This Third Amendment to Services and Support Agreement (the "Third Amendment") effective as of February 1, 1999, is by and between Coast Dental Services, Inc., a Delaware corporation ("CDS") and Coast Florida P.A., a Florida professional services corporation (the "Dental Practice Entity").

                                R E C I T A L S

         WHEREAS, CDS and Dental Practice Entity are parties to that certain Services and Support Agreement dated as of October 1, 1996, amended on June 1, 1997, and further amended on October 1, 1998 (the "Services and Support Agreement"); and

         WHEREAS, CDS and the Dental Practice Entity are now desirous of modifying the Services and Support Agreement in accordance with the terms of the Third Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to modify, supplement and amend the Services and Support Agreement as follows:

         1. Recitals. The statements contained in the Recitals of facts set forth above are true and correct and are by this reference made a part of the Third Amendment.

         2. Service and Support Fee. Exhibit "A" to the Services and Support Agreement is hereby amended to change the S&S fee to Seventy-three percent (73%).

         3. Deletion of Section 3.4. The Services and Support Agreement is hereby modified to delete Section 3.4 of the First Amendment related to the payments to the Dental Practice Entity for added internally developed Dental Centers.

         4. Other Provisions. All of the terms and provisions contained in the Services and Support Agreement shall remain in full force and effect unless specifically modified, supplemented or amended by the Third Amendment.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.

                                         "DENTAL PRACTICE ENTITY"

                                         COAST FLORIDA P.A.



                                         By: /s/ Adam Diasti
                                            ----------------------------------
                                                 Adam Diasti, President
                                         "CDS"

                                         COAST DENTAL SERVICES, INC.



                                         By: /s/ Terek Diastti
                                            ----------------------------------
                                                 Terek Diasti,
                                                 Chief Executive Officer